Exhibit 2.6

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE AUGUST 22, 2006.

WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL AUGUST 22, 2006.

CERTIFICATE OF

UNDERWRITERS COMPENSATION OPTIONS TO PURCHASE

UNITS OF

NEVADA GEOTHERMAL POWER INC.

No.	728,000 Options

THIS CERTIFIES that, for value received, Dundee Securities Corporation (the "Underwriter"), is the registered holder of 728,000 Underwriter Compensation Options (the "Options"), each Option entitling the holder, subject to the terms and conditions set forth in this Certificate, to purchase from Nevada Geothermal Power Inc.. (the "Company") one unit (an "Underwriter Unit" and collectively the "Underwriter Units"), each Underwriter’s Unit being comprised of one common share in the capital of the Company (an "Underwriter Unit Share") and one common share purchase warrant (an "Underwriter Unit Warrant") at a price of CDN.$0.90 per Underwriter Unit, in the form attached as Schedule "A". Each whole Warrant is exercisable for one common share in the capital of the Company (an "Underwriter Unit Warrant Share") any time commencing on the date hereof and continuing up to 5:00 p.m. (Toronto time) (the "Time of Expiry") on April 21, 2008 (the "Expiry Date") on payment of CDN.$1.40 per Underwriter Unit Warrant Share (the "Exercise Price"). The number of Underwriter’s Units which the Underwriter is entitled to acquire upon exercise of the Options and the Exercise Price are subject to adjustment as hereinafter provided.

1.

Exercise of Underwriter Options

(a)

Notice of Exercise. The rights evidenced by this Certificate may be exercised by the Underwriter in whole or part and in accordance with the provisions hereof by delivery of a Notice of Exercise in substantially the form attached hereto as Schedule "B" (the "Notice of Exercise"), properly completed and executed, together with payment of the Exercise Price by certified cheque, bank draft or money order payable to the order of the Company for the number of Underwriter’s Units specified in the Notice of Exercise at the principal office of the Company, "at its head office or such other address in Canada as may be notified in writing by the Company (the "Company Office"). In the event that the fights evidenced by this Certificate are exercised in part, the Company shall, contemporaneously with the issuance of the Underwriter’s Units issuable on the exercise of the Options so exercised, issue to the Underwriter a certificate on identical terms in respect of that number of Options in respect of which the Underwriter has not exercised the rights evidenced by this Certificate.

(b)

Exercise. The Company shall, on the date it receives a duly executed Notice of Exercise and the Exercise Price for the number of Underwriter Units specified in the Notice of Exercise (the "Exercise Date"), issue that number of Underwriter Unit Shares and Underwriter Unit Warrants specified in the Notice of Exercise, and such Underwriter Unit Shares and Underwriter Unit Warrants shall be issued as fully paid and non-assessable common shares in the capital of the Company.

In the event that all or a portion of the Underwriter Warrants are exercised prior to August 22, 2006, the Underwriter Unit Warrant Shares issuable on such exercise shall bear the same legends as on the face page of this certificate.

(c)

Certificates. As promptly as practicable after the Exercise Date and, in any event, within three (3) business days of receipt of the Notice of Exercise and the Exercise Price for the number of Underwriter Units specified in the Notice of Exercise, the Company shall issue and deliver or cause to be issued and delivered to the Underwriter, registered in such name or names as the Underwriter may direct or, if no such direction has been given, in the name of the Underwriter described above, a certificate or certificates for the number of Underwriter Unit Shares and Underwriter Unit-Warrants representing the number of Options specified in the Notice to Exercise. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business-on the Exercise Date, and at such time the rights of the Underwriter with respect to the number of Options which have been exercised as such shall cease, and the person or persons in whose name or names any certificate or certificates for Underwriter Unit Shares and Underwriter Unit Warrants shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Underwriter Unit Shares and Underwriter Unit Warrants represented hereby.

(d)

Not a Shareholder. Nothing contained in this Certificate shall be construed as conferring upon the Underwriter any right or interest whatsoever as a holder of common shares of the Company or any other right or interest except as herein expressly provided.

(e)

Fractional Shares or Warrants. No fractional Underwriter Unit Shares or Underwriter Unit Warrants shall be issued upon exercise of any Options and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Underwriter Unit Shares issued upon such exercise. If the number of Underwriter Unit Shares and Underwriter Unit Warrants to which the Underwriter would otherwise so be entitled upon exercise of any Options is not a whole number, then the number of Underwriter Unit Shares or Underwriter Unit Warrants to be issued shall be rounded down to the next whole number.

2.

Adjustment to Subscription Rights

From and after the date hereof, the Exercise Price and the number of Underwriter

Units deliverable upon the exercise of the Options will be subject to adjustment in the events and in the following manner:

(a)

In case of any reclassification of the common shares of the Company or change of the common shares of the Company into other shares, or in case of the consolidation, merger, reorganization or amalgamation of the Company with or into any other corporation or entity which results in any reclassification of the-common shares or a change of the common shares into other shares, or in case of any transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (any such event being hereinafter referred to as a "Reclassification of Common Shares"), at any time prior to the Time of Expiry, the Underwriter shall, after the effective date of such Reclassification of Common Shares and upon exercise of the fight to purchase Underwriter Units hereunder, be entitled to receive, and shall accept, in lieu of the number of Underwriter Units to which the Underwriter was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which the Underwriter would have been entitled to receive as a result of such Reclassification of Common Shares if, on the effective date thereof, the Underwriter had been the registered holder of the number of Underwriter Unit Shares and Underwriter Unit Warrants to which the Underwriter was theretofore entitled upon such exercise. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this section with respect to the rights and interests thereafter of the Underwriter of this Option certificate to the end that the provisions set forth in this section shall thereafter correspondingly be made applicable as nearly as may be reasonable in relation to any shares~ or other securities or property thereafter deliverable upon the exercise of the Options evidenced hereby.

(b)

If and whenever at any time prior the Time of Expiry the Company shall:

(i)

subdivide its common shares into a greater number of shares;

(ii)

consolidate its common shares into a lesser number of shares; or

(iii)

issue common shares or Convertible Securities (as defined below in paragraph (g)) to all or substantially all of the holders of common shares by way of a stock dividend or other distribution on its common shares payable in common shares or Convertible Securities;

(any such event being hereinafter referred to as "Capital Reorganization") and any such event results in an adjustment in the Exercise Price pursuant to paragraph (c), the number of Underwriter Units purchasable pursuant to the Options evidenced hereby shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Underwriter Units theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(c)

If and whenever at any time prior to the Time of Expiry, the Company shall engage in a Capital Reorganization, the Exercise Price shall, on the effective date, in the case of a subdivision or" consolidation, or on the record date, in the case of a stock dividend, be adjusted by multiplying the Exercise Price in effect on such effective date or record date by a fraction: (A) the numerator of which shall be the number of common shares outstanding before giving effect to such

Capital Reorganization; and (B) the denominator of which is the number of common shares outstanding after giving effect to such Capital Reorganization. The number of common shares outstanding shall include the deemed conversion into or exchange for common shares of any Convertible Securities distributed by way of stock dividend or other such distribution. Such adjustment shall be made successively whenever any event referred to in this paragraph shall occur.

(d)

Any issue of common shares or Convertible Securities by way of a stock dividend or other such distribution shall be deemed to have been made on the record date thereof for the purpose of calculating the number of outstanding common shares under paragraphs (e) and (f).

(e)

If and whenever at any time prior to the Time of Expiry, the Company shall fix a record date for the issuance of rights, options or warrants (other than the Options evidenced hereby) to all or substantially all the holders of common shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase common shares or Convertible Securities at a price per share (or having a conversion or exchange price per share) of less than 95% of the Current Market Price (as defined below) of the common shares on such record date (any such event being hereinafter referred to as a "Rights Offering"), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)

the numerator of which shall be the aggregate of: (A) the number of common shares outstanding on such record date; and (B) a number determined by dividing whichever of the following is applicable by the Current Market Price of the common shares on the record date: (1) the amount obtained by multiplying the number of common shares which the holders of common shares are entitled to subscribe for or purchase by the subscription or purchase price; or (2) the amount obtained by multiplying the maximum number of common shares which the holders of common shares are entitled to receive on the conversion or exchange of the Convertible Securities by the conversion or exchange price per share; and

(ii)

the denominator of which shall be the aggregate of." (A) the number of common shares outstanding on such record date; and (B) whichever of the following is applicable: (1) the number of common shares which the holders of common shares are entitled to subscribe for or purchase; or (2) the maximum number of common shares which the holders of common shares are entitled to receive on the conversion or exchange of the Convertible Securities.

Any common shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Rights Offering is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued.

(f)

If and whenever at any time prior to the Time of Expiry, the Company shall fix a record date for the distribution to all or substantially all the holders of common shares of:

(i)

shares of any class, whether of the Company or any other corporation;

(ii)

rights, options or warrants;

(iii)

evidences of indebtedness; or

(iv)

other assets or property;

and if such distribution does not constitute a Capital Reorganization or a Rights Offering or does not consist of rights, options or warrants entitling the holders of common shares to subscribe for or purchase common shares or Convertible Securities for a period expiring not more than 45 days after such record date and at a price per share (or having a conversion or exchange price per share) of at least 95% of the Current Market Price of the common shares on such record date (any such non-excluded event being hereinafter referred to as a "Special Distribution") the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction: (I) the numerator of which shall be the amount by which (A) the amount obtained by multiplying the number of common shares outstanding on such record date by the Current Market Price of the common shares on such record date, exceeds (B) the fair market value (as determined by the directors of the Company, which determination shall be conclusive) to the holders of such common shares of such Special Distribution; and (II) the denominator of which shall be the total number of common shares outstanding on such record date multiplied by such Current Market Price.

Any common shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Special Distribution is not so made or any such fights, options or Options are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or Options had not been issued.

(a)

For the purpose of these Options "Convertible Security" means a security convertible into or exchangeable for a common share.

(b)

No adjustment pursuant to the Option certificate shall be made in respect of dividends (payable in cash or common shares) declared payable on the common shares in any fiscal year of the Company to the extent that such dividends, when aggregated with any dividends previously declared payable on the common shares in such fiscal year, do not exceed 15% of the aggregate consolidated net income of the Company, before extraordinary items, for its immediately preceding fiscal year.

(c)

In any case in which the Option certificate shall require that an adjustment shall become effective immediately after a record .date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Underwriter, upon the exercise of the Options evidenced hereby after such record date and before the occurrence of such event, the additional common shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to the Underwriter an appropriate instrument evidencing the Underwriter’s right to receive such additional common shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional common shares on and after such exercise.

(d)

The adjustments provided for in the Option certificate are cumulative, shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and shall apply (without duplication) to successive Reclassifications of Common Shares, Capital Reorganizations, Rights Offerings and Special Distributions; provided that, notwithstanding any other provision of this section, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price then in effect (except upon a consolidation of the outstanding common shares) (provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carded forward and taken into account in any subsequent adjustment).

(e)

No adjustment in the number of common shares which may be purchased upon exercise of the Options evidenced hereby or in the Exercise Price shall be made pursuant to this Option certificate if the Underwriter is entitled to participate in such event on the same terms mutatis mutandis as if the Underwriter had exercised the Options evidenced hereby for common shares prior to the effective date or record date of such event.

(f)

In the event of any question arising with respect to the adjustments provided in this Option certificate, such question shall conclusively be determined by a firm of chartered accountants appointed by the Company and acceptable to the Underwriter (who may be the Company’s auditors). Such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company and the Underwriter.

(g)

As a condition precedent to the taking of any action which would require an adjustment in the subscription rights pursuant to the Options, including the Exercise Price and the number of such classes of shares or other securities or property which are to be received upon the exercise thereof, the Company shall- take-all corporate action which may, in the opinion of counsel, be necessary in order that the Company has reserved and there will remain unissued out of its authorized capital a sufficient number of common shares for issuance upon the exercise of the Options evidenced hereby, and that the Company may validly and legally issue as fully paid and non-assessable all the shares of such classes or other securities or may validly and legally distribute the property which the Underwriter is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(h)

Prior to the effective date or record date, as the case may be, of any event which requires an adjustment in the subscription rights pursuant to this Option certificate, including the Exercise Price and the number and classes of shares or other securities or property which are to be received upon the exercise thereof, the Company shall give notice to the Underwriter of the particulars of such event and the required adjustment.

For the purpose of any computation under this Option certificate, the "Current Market Price" at any date shall be the weighted average trading price per common share for the 20 consecutive trading days before such date on the TSX Venture Exchange in the common shares (or, if the common shares are not listed on such stock exchange, on such other stock exchange on which the common shares are listed as may be selected for such purpose by the directors of the Company or, if the common shares are not listed on any stock exchange, then on the over-the-counter marke0. The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange or market during the said 20 consecutive trading days by the total number of such shares so sold.

3.

Replacement

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of these Options and, if requested by the Company, upon delivery of a bond of indemnity satisfactory to the Company (or, in the case of mutilation, upon surrender of these Options) the Company will issue to the Option holder a replacement Certificate evidencing these Options (containing the same terms and conditions as this Certificate).

4.

Transfer of Options

The Options represented by this Certificate and the rights thereunder may not be assigned or transferred.

5.

Expiry Date

The Options shall expire and all rights to purchase Underwriter Units hereunder shall cease and become null and void at the Time of Expiry.

6.

Inability to Deliver Units

If for any reason, other than the failure or default of the Underwriter, the Company is unable to issue and deliver the Underwriter Units or other securities as contemplated herein to the Underwriter upon the proper exercise by the Underwriter of the right to purchase any of the Underwriter Units covered by this Certificate, the Company may pay, at its option and in complete satisfaction of its obligations hereunder, to the Underwriter, in cash, an amount equal to the difference between the Exercise Price and the fair market value of such Underwriter Units or other securities on the Exercise Date.

7.

Governing Law

This Certificate shall governed by, and interpreted in accordance with, the laws of the Province of British Columbia and federal laws of Canada applicable therein.

8.

Successors

This Certificate shall enure to the benefit of and shall be binding upon the Underwriter and the Company and their respective successors.

IN WITNESS WHEREOF the Company has caused this Certificate to be signed by its duly authorized officer.

DATED as of the 21st day of April, 2006.

NEVADA GEOTHERMAL POWER INC.

By:        /s/ Brian D. Fairbank

Authorized Signatory

Schedule "A"

Form of Warrant Certificate

Schedule "B"

Notice of Exercise

To:	Nevada Geothermal Power Inc.
Suite 900 – 409 Granville Street
Vancouver, British Columbia V6C 1T2

The undersigned hereby irrevocably elects to exercise the number of Options of Nevada Geothermal Power Inc. set out below for the number of Underwriter Units as set forth below:

(a)	Number of Options to be Exercised
(b)	Number of Underwriter Units to be
Acquired:
(c)	Exercise Price per Underwriter Unit:	$ 0.90
(d)	Aggregate Purchase Price [(a) multiplied
by (c)]

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Underwriter Units to be registered and a certificate therefore to be issued as directed below.

DATED this	day of	,	.

(Registered Holder — Print)

Per:

Direction as to Registration

Name of Registered Holder:

Address of Registered Holder:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE AUGUST 22, 2006.

WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL AUGUST 22, 2006.

CERTIFICATE OF

UNDERWRITERS COMPENSATION OPTIONS TO PURCHASE

UNITS OF

NEVADA GEOTHERMAL POWER INC.

No.

260,000 Options

THIS CERTIFIES that, for value received, Sprott Securities Inc. (the "Underwriter"), is the registered holder of 260,000 Underwriter Compensation Options (the "Options"), each Option entitling the holder, subject to the terms and conditions set forth in this Certificate, to purchase from Nevada Geothermal Power Inc.. (the "Company") one unit (an "Underwriter Unit" and collectively the "Underwriter Units"), each Underwriter’s Unit being comprised of one common share in the capital of the Company (an ’’Underwriter Unit Share") and one common share purchase warrant (an "Underwriter Unit Warrant") at a price of CDN.$0.90 per Underwriter Unit, in the form attached as Schedule "A". Each whole Warrant is exercisable for one common share in the capital .of the Company (an "Underwriter Unit Warrant Share") any time commencing on the date hereof and continuing up to 5:00 p.m. (Toronto time) (the "Time of Expiry") on April 21, 2008 (the "Expiry Date") on payment of CDN.$1.40 per Underwriter Unit Warrant Share (the "Exercise Price"). The number of Underwriter’s Units which the Underwriter is entitled to acquire upon exercise of the Options and the Exercise Price are subject to adjustment as hereinafter provided.

1.

Exercise of Underwriter Options

(a)

Notice of Exercise. The rights evidenced by this Certificate may be exercised by the Underwriter in whole or part and in accordance with the provisions hereof by delivery of a Notice of Exercise in substantially the form attached hereto as Schedule "B" (the "Notice of Exercise"), properly completed and executed, together with payment of the Exercise Price by certified cheque, bank draft or money order payable to the order of the Company for the number of Underwriter’s Units specified in the Notice of Exercise at the principal Office of the Company, at its head office or such other address in Canada as may be notified in writing by the Company (the "Company Office"). In the event that the fights evidenced by this Certificate are exercised in part, the Company shall, contemporaneously with the issuance of the Underwriter’s Units issuable on the exercise of the Options so exercised, issue to the Underwriter a certificate on identical terms in respect of that number of Options in respect of which the Underwriter has not exercised the rights evidenced by this Certificate.

(b)

Exercise. The Company shall, on the date it receives a duly executed Notice of Exercise and the Exercise Price for the number of Underwriter Units specified in the Notice of Exercise (the "Exercise Date"), issue that number of Underwriter Unit Shares and Underwriter Unit Warrants specified in the Notice of Exercise, and such Underwriter Unit Shares and Underwriter Unit Warrants shall be issued as fully paid and non-assessable common shares in the capital of the Company.

In the event that all or a portion of the Underwriter Warrants are exercised prior to August 22, 2006, the Underwriter Unit Warrant Shares issuable on such exercise shall bear the same legends as on the face page of this certificate.

(c)

Certificates. As promptly as practicable after the Exercise Date and, in any event, within three (3) business days of receipt of the Notice of Exercise and the Exercise Price for the number of Underwriter Units specified in the Notice of Exercise, the Company shall issue and deliver or cause to be issued and delivered to the Underwriter, registered in such name or names as the Underwriter may direct or, if no such direction has been given, in the name of the Underwriter described above, a certificate or certificates for the number of Underwriter Unit Shares and Underwriter Unit Warrants representing the number of Options specified in the Notice to Exercise. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Underwriter with respect to the number of Options which have been exercised as such shall cease, and the person or persons in whose name or names any certificate or certificates for Underwriter Unit Shares and Underwriter Unit Warrants shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Underwriter Unit Shares and Underwriter Unit Warrants represented hereby.

(d)

Not a Shareholder. Nothing contained in this Certificate shall be construed as conferring upon the Underwriter any fight or interest whatsoever as a holder of common shares of the Company or any other right or interest except as herein expressly provided.

(e)

Fractional Shares or Warrants. No fractional Underwriter Unit Shares or Underwriter Unit Warrants shall be issued upon exercise of any Options and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Underwriter Unit Shares issued upon such exercise. If the number of Underwriter Unit Shares and Underwriter Unit Warrants to which the Underwriter would otherwise so be entitled upon exercise of any Options is not a whole number, then the number of Underwriter Unit Shares or Underwriter Unit Warrants to be issued shall be rounded down to the next whole number.

2.

Adjustment to Subscription Rights

>From and after the date hereof, the Exercise Price and the number of Underwriter Units deliverable upon the exercise of the Options will be subject to adjustment in the events and in the following manner:

(a)

In case of any reclassification of the common shares of the Company or change of the common shares of the Company into other shares, or in case of the consolidation, merger, reorganization or amalgamation of the Company with or into any other corporation or entity which results in any reclassification of the common shares or a change of the common shares into other shares, or in case of any transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (any such event being hereinafter referred to as a "Reclassification of Common Shares"), at any time prior to the Time of Expiry, the Underwriter shall, after the effective date of such Reclassification of Common Shares and upon exercise of the fight to purchase Underwriter Units hereunder, be entitled to receive, and shall accept, in lieu of the number of Underwriter Units to which the Underwriter was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which the Underwriter would have been entitled to receive as a result of such Reclassification of Common Shares if, on the effective date thereof, the Underwriter had been the registered holder of the number of Underwriter Unit Shares and Underwriter Unit Warrants to which the Underwriter was theretofore entitled upon such exercise. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this section with respect to the rights and interests thereafter of the Underwriter of this Option certificate to the end that the provisions set forth in this section shall thereafter correspondingly be made applicable as nearly as may be reasonable in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Options evidenced hereby.

(b)

If and whenever at any time prior the Time of Expiry the Company shall:

(i)

subdivide its common shares into a greater number of shares;

(ii)

consolidate its common shares into a lesser number of shares; or

(iii)

issue common shares or Convertible Securities (as defined below in paragraph (g)) to all or substantially all of the holders of common shares by way of a stock dividend or other distribution on its common shares payable in common shares or Convertible Securities;

(any such event being hereinafter referred to as "Capital Reorganization") and any such event results in an adjustment in the Exercise Price pursuant to paragraph (c), the number of Underwriter Units purchasable pursuant to thee Options evidenced hereby shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Underwriter Units theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(c)

If and whenever at any time prior to the Time of Expiry, the Company shall engage in a Capital Reorganization, the Exercise Price shall, on the effective date, in the case. of a subdivision or consolidation, or on the record date, in the case of a stock dividend, be adjusted by multiplying the Exercise Price in effect on such effective date or record date by a fraction: (A) the numerator of which shall be the number of common shares outstanding before giving effect to such Capital Reorganization; and 03) the denominator of which is the number of common shares outstanding after giving effect to such Capital Reorganization. The number of common shares outstanding shall include the deemed conversion into or exchange for common shares of any Convertible Securities distributed by way of stock dividend or other such distribution. Such adjustment shall be made successively whenever any event referred to in this paragraph shall occur.

(d)

Any issue of common shares or Convertible Securities by way of a stock dividend or other such distribution shall be deemed to have been made on the record date thereof for the purpose of calculating the number of outstanding common shares under paragraphs (e) and (f).

(e)

If and whenever at any time prior to the Time of Expiry, the Company shall fix a record date for the issuance of rights, options or warrants (other than the Options evidenced hereby) to all or substantially all the holders of common shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase common shares or Convertible Securities at a price per share (or having a conversion or exchange price per share) of less than 95% of the Current Market Price (as defined below) of the common shares on such record date (any such event being hereinafter referred to as a "Rights Offering"), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)

the numerator of which shall be the aggregate of." (A) the number of common shares outstanding on such record date; and 03) a number determined by dividing whichever of the following is applicable by the Current Market Price of the common shares on the record date: (1) the amount obtained by multiplying the number of common shares which the holders of common shares are entitled to subscribe for or purchase by the subscription or purchase price; or (2) the amount obtained by multiplying the maximum number of common shares which the holders of common shares are entitled to receive on the conversion or exchange of the Convertible Securities by the conversion or exchange price per share; and

(ii)

the denominator of which shall be the aggregate of: (A) the number of common shares outstanding on such record date; and (B) whichever of the following is applicable: (1) the number of common shares which the holders of common shares are entitled to subscribe for or purchase; or (2) the maximum number of common shares which the holders of common shares are entitled to receive on the conversion or exchange of the Convertible Securities.

Any common shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Rights Offering is not so made or any such fights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued.

(f)

If and whenever at any time prior to the Time of Expiry, the Company shall fix a record date for the distribution to all or substantially all the holders of common shares of:

(i)

shares of any class, whether of the Company or any other corporation;

(ii)

rights, options or warrants;

(iii)

evidences of indebtedness; or

(iv)

other assets or property;

and if such distribution does not constitute a Capital Reorganization or a Rights Offering or does not consist of rights, options or warrants entitling the holders of common shares to subscribe for or purchase common shares or Convertible Securities for a period expiring not more than 45 days after such record date and at a price per share (or having a conversion or exchange price per share) of at least 95% of the Current Market Price of the common shares on such record date (any such non-excluded event being hereinafter referred to as a "Special Distribution") the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction: (I) the numerator of which shall be the amount by which (A) the amount obtained by multiplying the number of common shares outstanding on such record date by the Current Market Price .of the common shares on such record date, exceeds (B) the fair market value (as determined by the directors of the Company, which determination shall be conclusive) to the holders of such common shares of such Special Distribution; and (II) the denominator of which shall be the total number of common shares outstanding on such record date multiplied by such Current Market Price.

Any common shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Special Distribution is not so made or any such fights, options or Options are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired fights, options or Options had not been issued.

(a)

For the purpose of these Options "Convertible Security" means a security convertible into or exchangeable for a common share.

(b)

No adjustment pursuant to the Option certificate shall be made in respect of dividends (payable in cash or common shares) declared payable on the common shares in any fiscal year of the Company to the extent that such dividends, when aggregated with any dividends previously declared payable on the common shares in such fiscal year, do not exceed 15% of the aggregate consolidated net income of the Company, before extraordinary items, for its immediately preceding fiscal year.

(c)

In any case in which the Option certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Underwriter, upon the exercise of the Options evidenced hereby after such record date and before the occurrence of such event, the additional common shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to the Underwriter an appropriate instrument evidencing the Underwriter’s right to receive such additional common shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional common shares on and after such exercise.

(d)

The adjustments provided for in the Option certificate are cumulative, shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and shall apply (without duplication) to successive Reclassifications of Common Shares, Capital Reorganizations, Rights Offerings and Special Distributions; provided that, notwithstanding any other provision of this section, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price then in effect (except upon a consolidation of the outstanding common shares) (provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment).

(e)

No adjustment in the number of common shares which may be purchased upon exercise of the Options evidenced hereby or in the Exercise Price shall be made pursuant to this Option certificate if the Underwriter is entitled to participate in such event on the same terms mutatis mutandis as if the Underwriter had exercised the Options evidenced hereby for common shares prior to the effective date or record date of such event.

(f)

In the event of any question arising with respect to the adjustments provided in this Option certificate, such question shall conclusively be determined by a firm of chartered accountants appointed by the Company and acceptable to the Underwriter (who may be the Company’s auditors). Such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company and the Underwriter.

(g)

As a condition precedent to the taking of any action which would require an adjustment in the subscription fights pursuant to the Options, including the Exercise Price and the number of such classes of shares or other securities or property which are to be received upon the exercise thereof, the Company shall take. all corporate action which may, in the .opinion of counsel, be necessary in order that the Company has reserved and there will remain unissued out of its authorized capital a sufficient number of-common shares for issuance upon the exercise of the Options evidenced hereby, and that the Company may validly and legally issue as fully paid and non-assessable all the shares of such classes or other securities or may validly and legally distribute the property which the Underwriter is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(h)

Prior to the effective date or record date, as the case may be, of any event which requires an adjustment in the subscription rights pursuant to this Option certificate, including the Exercise Price and the number and classes of shares or other securities or property which are to be received upon the exercise thereof, the Company shall give notice to the Underwriter of the particulars of such event and the required adjustment.

For the purpose of any computation under this Option certificate, the "Current Market Price" at any date shall be the weighted average trading price per common share for the 20 consecutive trading days before such date on the TSX Venture Exchange in the common shares (or, if the common shares are not listed on such stock exchange, on such other stock exchange on which the common shares are listed as may be selected for such purpose by the directors of the Company or, if the common shares are not listed on any stock exchange, then on the over-the-counter market). The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange or market during the said 20 consecutive trading days by the total number of such shares so sold.

3.

Replacement

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of these Options and, if requested by the Company, upon delivery of a bond of indemnity satisfactory to the Company (or, in the case of mutilation, upon surrender of these Options) the Company will issue to the Option holder a replacement Certificate evidencing these Options (containing the same terms and conditions as this Certificate).

4.

Transfer of Options

The Options represented by this Certificate and the rights thereunder may not be assigned or transferred.

5.

Expiry Date

The Options shall expire and all fights to purchase Underwriter Units hereunder shall cease and become null and void at the Time of Expiry.

6.

Inability to Deliver Units

If for any reason, other than the failure or default of the Underwriter, the Company is unable to issue and deliver the Underwriter Units or other securities as contemplated herein to the Underwriter upon the proper exercise by the Underwriter of the fight to purchase any of the Underwriter Units covered by this Certificate, the Company may pay, at its option and in complete satisfaction of its obligations hereunder, to the Underwriter, in cash, an amount equal to the difference between the Exercise Price and the fair market value of such Underwriter Units or other securities on the Exercise Date.

7.

Governing Law

This Certificate shall governed by, and interpreted in accordance with, the laws of the Province of British Columbia and federal laws of Canada applicable therein.

8.

Successors

This Certificate shall enure to the benefit of and shall be binding upon the Underwriter and the Company and their respective successors.

IN WITNESS WHEREOF the Company has caused this Certificate to be signed by its duly authorized officer.

DATED as of the 21st day of April, 2006.

NEVADA GEOTHERMAL POWER INC.

By:        /s/ Brian D. Fairbank

Authorized Signatory

Schedule "A"

Form of Warrant Certificate

Schedule "B"

Notice of Exercise

To:	Nevada Geothermal Power Inc.
Suite 900 – 409 Granville Street
Vancouver, British Columbia V6C 1T2

The undersigned hereby irrevocably elects to exercise the number of Options of Nevada Geothermal Power Inc. set out below for the number of Underwriter Units as set forth below:

(a)	Number of Options to be Exercised
(b)	Number of Underwriter Units to be
Acquired:
(c)	Exercise Price per Underwriter Unit:	$ 0.90
(d)	Aggregate Purchase Price [(a) multiplied
by (c)]

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Underwriter Units to be registered and a certificate therefore to be issued as directed below.

DATED this	day of	,	.

(Registered Holder — Print)

Per:

Direction as to Registration

Name of Registered Holder:

Address of Registered Holder:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE AUGUST 22, 2006.

WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT~OF A CANADIAN RESIDENT UNTIL AUGUST 22, 2006.

CERTIFICATE OF

UNDERWRITERS COMPENSATION OPTIONS TO PURCHASE

UNITS OF

NEVADA GEOTHERMAL POWER INC.

No.

52,000 Options

THIS CERTIFIES that, for value received, Fraser Mackenzie Limited (the "Underwriter"), is the registered holder of 52,000 Underwriter Compensation Options (the "Options"), each Option entitling the holder, subject to the terms and conditions set forth in this Certificate, to purchase from Nevada Geothermal Power Inc.. (the "Company") one unit (an "Underwriter Unit" and collectively the "Underwriter Units"), each Underwriter’s Unit being comprised of one common share in the capital of the Company (an "Underwriter Unit Share") and one common share purchase warrant (an "Underwriter Unit Warrant") at a price of CDN.$0.90 per Underwriter Unit, in the form attached as Schedule "A". Each whole Warrant is exercisable for one common share in the capital of the Company (an "Underwriter Unit Warrant Share") any time commencing on the date hereof and continuing up to 5:00 p.m. (Toronto time) (the "Time of Expiry") on April 21, 2008 (the "Expiry Date") on payment of CDN.$1.40 per Underwriter Unit Warrant Share (the "Exercise Price"). The number of Underwriter’s Units which the Underwriter is entitled to acquire upon exercise of the Options and the Exercise Price are subject to adjustment as hereinafter provided.

1.

Exercise of Underwriter Options

(a)

Notice of Exercise. The rights evidenced by this Certificate may be exercised by the Underwriter in whole or part and in accordance with the provisions hereof by delivery of a Notice of Exercise in substantially the form attached hereto as Schedule "B" (the "Notice of Exercise"), properly completed and executed, together with payment of the Exercise Price by certified cheque, bank draft or money order payable to the order of the Company for the number of Underwriter’s Units specified in the Notice of Exercise at the principal office of the Company, at its head office or such other address in Canada as may be notified in writing by the Company (the "Company Office"). In the event that the fights evidenced by this Certificate are exercised in part, the Company shall, contemporaneously with the issuance of the Underwriter’s Units issuable on the exercise of the Options so exercised, issue to the Underwriter a certificate on identical terms in respect of that number of Options in respect of which the Underwriter has not exercised the fights evidenced by this Certificate.

(b)

Exercise. The Company shall, on the date it receives a duly executed Notice of Exercise and the Exercise Price for the number of Underwriter Units specified in the Notice of Exercise (the "Exercise Date"), issue that number of Underwriter Unit Shares and Underwriter Unit Warrants specified in the Notice of Exercise, and such Underwriter Unit Shares and Underwriter Unit Warrants shall be issued as fully paid and non-assessable common shares in the capital of the Company.

In the event that all or a portion of the Underwriter Warrants are exercised prior to August 22, 2006, the Underwriter Unit Warrant Shares issuable on such exercise shall bear the same legends as on the face page of this certificate.

(c)

Certificates. As promptly as practicable after the Exercise Date and, in any event, within three (3) business days of receipt of the Notice of Exercise and the Exercise Price for the number of Underwriter Units specified in the Notice of Exercise, the Company shall issue and deliver or cause to be issued and delivered to the Underwriter, registered in such name or names as the Underwriter may direct or, if no such direction has been given, in the name of the Underwriter described above, a certificate or certificates for the number of Underwriter Unit Shares and Underwriter Unit Warrants representing the number of Options specified in the Notice to Exercise. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise

Date, and at such time the rights of the Underwriter with respect to the number of Options which have been exercised as such shall cease, and the person or persons in whose name or names any certificate or certificates for Underwriter Unit Shares and Underwriter Unit Warrants shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Underwriter Unit Shares and Underwriter Unit Warrants represented hereby.

(d)

Not a Shareholder. Nothing contained in this Certificate shall be construed as conferring upon the Underwriter any right or interest whatsoever as a holder of common shares of the Company or any other right or interest except as herein expressly provided.

(e)

Fractional Shares or Warrants. No fractional Underwriter Unit Shares or Underwriter Unit Warrants shall be issued upon exercise of any Options and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Underwriter Unit Shares issued upon such exercise. If the number of Underwriter Unit Shares and Underwriter Unit Warrants to which the Underwriter would otherwise so be entitled upon exercise of any Options is not a whole number, then the number of Underwriter Unit Shares or Underwriter Unit Warrants to be issued shall be rounded down to the next whole number.

2.

Adjustment to Subscription Rights

>From and after the date hereof, the Exercise Price and the number of Underwriter Units deliverable upon the exercise of the Options will be subject to adjustment in the events and in the following manner:

(a)

In case of any reclassification of the common shares of the Company or change of the common shares of the Company into other shares, or in case of the consolidation, merger, reorganization or amalgamation of the Company with or into any other corporation or entity which results in any reclassification of the common shares or a change of the common shares into other shares, or in case of any transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (any such event being hereinafter referred to as a "Reclassification of Common Shares"), at any time prior to the Time of Expiry, the Underwriter shall, after the effective date of such Reclassification of Common Shares and upon exercise of the fight to purchase Underwriter Units hereunder, be entitled to receive, and shall accept, in lieu of the number of Underwriter Units to which the Underwriter was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which the Underwriter would have been entitled to receive as a result of such Reclassification of Common Shares if, on the effective date thereof, the Underwriter had been the registered holder of the number of Underwriter Unit Shares and Underwriter Unit Warrants to which the Underwriter was theretofore entitled upon such exercise. If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this section with respect to the rights and interests thereafter of the Underwriter of this Option certificate to the end that the provisions set forth in this section shall thereafter correspondingly be made applicable as nearly as may be reasonable in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Options evidenced hereby.

(b)

If and whenever at any time prior the Time of Expiry the Company shall:

(i)

subdivide its common shares into a greater number of shares;

(ii)

consolidate its common shares into a lesser number of shares; or

(iii)

issue common shares or Convertible Securities (as defined below in paragraph (g)) to all or substantially all of the holders of common shares by way of a stock dividend or other distribution on its common shares payable in common shares or Convertible Securities; any such event being hereinafter referred to as "Capital Reorganization") and any such event results in an adjustment in the Exercise Price pursuant to paragraph (c), the number of Underwriter Units purchasable pursuant to the Options evidenced hereby shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Underwriter Units theretofore purchasable on the exercise thereof by a fraction the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(c)

If and whenever at any time prior to the Time of Expiry, the Company shall engage in a Capital Reorganization, the Exercise Price shall, on the effective date, in the case of a subdivision or consolidation, or on the record date, in the case of a stock dividend, be adjusted by multiplying the Exercise Price in effect on such effective date or record date by a fraction: (A) the numerator of which shall be the number of common shares outstanding before giving effect to such Capital Reorganization; and (B) the denominator of which is the number of common shares outstanding after giving effect to such Capital Reorganization. The number of common shares outstanding shall include the deemed conversion into or exchange for common shares of any Convertible Securities distributed by way of stock dividend or other such distribution. Such adjustment shall be made successively whenever any event referred to in this paragraph shall occur.

(d)

Any issue of common shares or Convertible Securities by way of a stock dividend or other such distribution shall be deemed to have been made on the record date thereof for the purpose of calculating the number of outstanding common shares under paragraphs (e) and (f).

(e)

If and whenever at any time prior to the Time of Expiry, the Company shall fix a record date for the issuance of rights, options or warrants (other than the Options evidenced hereby) to all or substantially all the holders of common shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase common shares or Convertible Securities at a price per share (or having a conversion or exchange price per share) of less than 95% of the Current Market Price (as defined below) of the common shares on such record date (any such event being hereinafter referred to as a "Rights Offering"), the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)

the numerator of which shall be the aggregate of: (A) the number of common shares outstanding on such record date; and (B) a number determined by dividing whichever of the following is applicable by the Current Market Price of the common shares on the record date: (1) the amount obtained by multiplying the number of common shares which the holders of common shares are entitled to subscribe for or purchase by the subscription or purchase price; or (2) the amount obtained by multiplying the maximum number of common shares which the holders of common shares are entitled to receive on the conversion or exchange of the Convertible Securities by the conversion or exchange price per share; and

(ii)

the denominator of which shall be the aggregate off (A) the number of common shares outstanding on such record date; and (B) whichever of the following is applicable: (1) the number of common shares which the holders of common shares are entitled to subscribe for or purchase; or (2) the maximum number of common shares which the holders of common shares are entitled to receive on the conversion or exchange of the Convertible Securities.

Any common shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Rights Offering is not so made or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or warrants had not been issued.

(f)

If and whenever at any time prior to the Time of Expiry, the Company shall fix a record date for the distribution to all or substantially all the holders of common shares of:

(i)

shares of any class, whether of the Company or any other corporation;

(ii)

rights, options or warrants;

(iii)

evidences of indebtedness; or

(iv)

other assets or property;

and if such distribution does not constitute a Capital Reorganization or a Rights Offering or does not consist of rights, options or warrants entitling the holders of common shares to subscribe for or purchase common shares or Convertible Securities for a period expiring not more than 45 days after such record date and at a price per share (or having a conversion or exchange price per share) of at least 95% of the Current Market Price of the common shares on such record date (any such non-excluded event being hereinafter referred to as a "Special Distribution") the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction: (I) the numerator of which shall be the amount by which (A) the amount obtained by multiplying the number of common shares outstanding on such record date by the Current Market Price of the common shares on such record date, exceeds (B) the fair market value (as determined by the directors of the Company, which determination shall be conclusive) to the holders of such common shares of such Special Distribution; and (II) the denominator of which shall be the total number of common shares outstanding on such record date multiplied by such Current Market Price.

Any common shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed.

To the extent that such Special Distribution is not so made or any such rights, options or Options are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or if such expired rights, options or Options had not been issued.

(a)

For the purpose of these Options "Convertible Security" means a security convertible into or exchangeable for a common share.

(b)

No adjustment pursuant to the Option certificate shall be made in respect of dividends (payable in cash or common shares) declared payable on the common shares in any fiscal year of the Company to the extent that such dividends, when aggregated with any dividends previously declared payable on the common shares in such fiscal year, do not exceed 15% of the aggregate consolidated net income of the Company, before extraordinary items, for its immediately preceding fiscal year.

(c)

In any case in which the Option certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Underwriter, upon the exercise of the Options evidenced hereby after such record date and before the occurrence of such event, the additional common shares issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to the Underwriter an appropriate instrument evidencing the Underwriter’s right to receive such additional common shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional common shares on and after such exercise.

(d)

The. adjustments provided for in the Option certificate are cumulative, shall, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and shall apply (without duplication) to successive Reclassifications of Common Shares, Capital Reorganizations, Rights Offerings and Special Distributions; provided that, notwithstanding any other provision of this section, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price then in effect (except upon a consolidation of the outstanding common shares) (provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment).

(e)

No adjustment in the number of common shares which may be purchased upon exercise of the Options evidenced hereby or in the Exercise Price shall be made pursuant to this Option certificate if the Underwriter is entitled to participate in such event on the same terms mutatis mutandis as if the Underwriter had exercised the Options evidenced hereby for common shares prior to the effective date or record date of such event.

(f)

In the event of any question arising with respect to the adjustments provided in this Option certificate, such question shall conclusively be determined by a firm of chartered accountants appointed by the Company and acceptable to the Underwriter (who may be the Company’s auditors). Such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company and the Underwriter.

(g)

As a condition precedent to the taking of any action which would require an adjustment in the subscription rights pursuant to the Options, including the Exercise Price and the number of such classes of shares or other securities or property which are to be received upon the exercise thereof, the Company shall take all corporate action which may, in the opinion of counsel, be necessary in order that the Company has reserved and there will remain unissued out of its authorized capital a sufficient number of common shares for issuance upon the exercise of the Options evidenced hereby, and that the Company may validly and legally issue as fully paid and non-assessable all the shares of such classes or other securities or may validly and legally distribute the property which the Underwriter is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(h)

Prior to the effective date or record date, as the case may be, of any event which requires an adjustment in the subscription fights pursuant to this Option certificate, including the Exercise Price and the number and classes of shares or other securities or property which are to be received upon the exercise thereof, the Company shall give notice to the Underwriter of the particulars of such event and the required adjustment.

For the purpose of any computation under this Option certificate, the "Current Market Price" at any date shall be the weighted average trading price per common share for the 20 consecutive trading days before such date on the TSX Venture Exchange in the common shares (or, if the common shares are not listed on such stock exchange, on such other stock exchange on which the common shares are listed as may be selected for such purpose by the directors of the Company or, if the common shares are not listed on any stock exchange, then on the over-the-counter market). The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange or market during the said 20 consecutive trading days by the total number of such shares so sold.

3.

Replacement

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of these Options and, if requested by the Company, upon delivery of a bond of indemnity satisfactory to the Company (or, in the case of mutilation, upon surrender of these Options) the Company will issue to the Option holder a replacement Certificate evidencing these Options (containing the same terms and conditions as this Certificate).

4.

Transfer of Options

The Options represented by this Certificate and the fights thereunder may not be assigned or transferred.

5.

Expiry Date

The Options shall expire and all rights to purchase Underwriter Units hereunder shall cease and become null and void at the Time of Expiry.

6.

Inability to Deliver Units

If for any reason, other than the failure or default of the Underwriter, the Company is unable to issue and deliver the Underwriter units or other securities as contemplated herein to the Underwriter upon the proper exercise by the Underwriter of the right to purchase any of the Underwriter Units covered by this Certificate, the Company may pay, at its option and in complete satisfaction of its obligations hereunder, to the Underwriter, in cash, an amount equal to the difference between the Exercise Price and the fair market value of such Underwriter Units or other securities on the Exercise Date.

7.

Governing Law

This Certificate shall governed by, and interpreted in accordance with, the laws of the Province of British Columbia and federal laws of Canada applicable therein.

8.

Successors

This Certificate shall enure to the benefit of and shall be binding upon the Underwriter and the Company and their respective successors.

IN WITNESS W-HEREOF the Company has caused this Certificate to be signed by its duly authorized officer.

DATED as of the 21st day of April, 2006.

NEVADA GEOTHERMAL POWER INC.

By:        /s/ Brian D. Fairbank

Authorized Signatory

Schedule "A"

Form of Warrant Certificate

Schedule "B"

Notice of Exercise

To:	Nevada Geothermal Power Inc.
Suite 900 – 409 Granville Street
Vancouver, British Columbia V6C 1T2

The undersigned hereby irrevocably elects to exercise the number of Options of Nevada Geothermal Power Inc. set out below for the number of Underwriter Units as set forth below:

(a)	Number of Options to be Exercised
(b)	Number of Underwriter Units to be
Acquired:
(c)	Exercise Price per Underwriter Unit:	$ 0.90
(d)	Aggregate Purchase Price [(a) multiplied
by (c)]

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Underwriter Units to be registered and a certificate therefore to be issued as directed below.

DATED this	day of	,	.

(Registered Holder — Print)

Per:

Direction as to Registration

Name of Registered Holder:

Address of Registered Holder: